ABERDEEN FUNDS Aberdeen Market Neutral Fund

Supplement to the Aberdeen Funds Equity Series Prospectus and
Statement of Additional Information dated June 23, 2008.

     On September 8, 2008, the Board of Trustees of Aberdeen Funds approved a proposal to close the Aberdeen Market Neutral Fund (the “Fund”). After consideration of a number of factors, the Board determined that it is in the best interests of Fund shareholders to close the Fund and redeem all outstanding shares.

     Shares of the Fund will no longer be available for purchase as of September 15, 2008. At that time, the Fund may depart from its stated investment objective and policies in preparation for the distribution of assets to investors.

     At any time prior to October 29, 2008 (the Liquidation Date), Fund shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another Aberdeen Fund pursuant to procedures set forth in the Fund’s prospectus.

     The liquidation of the Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes depending on the type of account and the adjusted cost basis of the investor’s shares.

     If you wish to exchange your shares into another Aberdeen Fund, or would like to request additional copies of the Fund’s Prospectus and Statement of Additional Information please call Aberdeen Funds  Shareholder Services at 866-667-9231.

THIS SUPPLEMENT IS DATED SEPTEMBER 15, 2008.

Please keep this supplement for future reference.